CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 11, 2005                       /s/ Robert J. Christian
     ----------------------          -------------------------------------
                                     Robert J. Christian, President & Chief
                                     Executive Officer
                                     (principal executive officer)


I, John R. Giles, Vice President & Chief Financial Officer of Wilmington Low Volatility Fund of Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 11, 2005                       /s/ John R. Giles
     ----------------------          -------------------------------------
                                     John R. Giles, Vice President & Chief
                                     Financial Officer
                                     (principal financial officer)